DIRECTORS                                            DUFF & PHELPS
                                                      UTILITY AND
Francis E. Jeffries, Chairman                          CORPORATE
E. Virgil Conway                                       BOND TRUST
William W. Crawford
William N. Georgeson                                     [LOGO]
Everett L. Morris
Richard A. Pavia                                     ANNUAL REPORT
                                                   DECEMBER 31, 1995
OFFICERS

Calvin J. Pedersen
President & Chief Executive Officer

Robert J. Moore
Executive Vice President

Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer

Thomas N. Steenburg
Secretary

Mary Jo Metz
Treasurer & Assistant Secretary

INVESTMENT ADVISER

Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9011
Princeton, NJ 08543
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT

The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, IL 60606

                  This report is for stockholder information.
                This is not a prospectus intended for use in the
                       purchase or sale of Trust shares.

              Duff & Phelps Utility and Corporate Bond Trust Inc.
                             55 East Monroe Street
                               Chicago, IL 60603

DEAR FELLOW SHAREHOLDERS:

     As 1995 began, the fixed-income markets were preparing for the worst. Long dated U.S. Treasury bonds were yielding 7.88 percent and two-year U.S. Treasury notes were yielding 7.69 percent. The fixed-income markets were fearful of additional Federal Reserve tightening to prevent inflationary pressures from building due to above trend line economic growth, tight labor markets and little slack in manufacturing operating capacity. As a result of such fears, the slope of the Treasury yield curve from 2 years to 30 years was a modest 19 basis points. In addition, there was uncertainty concerning the political and economic consequences surrounding the devaluation of the Mexican peso. The market's concerns were indeed justified as the Fed increased the Federal funds rate 50 basis points to 6.00 percent in early February. However, that would prove to be the last Fed tightening.

     In mid-February the gloom started to lift when the Federal Reserve Chairman suggested to Congress that the Fed would be willing to reduce the degree of monetary tightness should it see signs of reduced inflation pressures. The fixed-income markets suddenly caught wind of an easing or at least the end of Fed tightening. Accordingly, the tone of the fixed-income markets seemed to improve every quarter as signs of a soft economic landing began appearing along with many hopeful signs that Congress was serious about deficit reductions. Also adding strength to the market's momentum were heavy dollar support programs by foreign central governments and a significant change in Japan which allowed for additional exposure to our fixed-income markets.

     As a result of these events and perceptions, the fixed-income markets turned in their third best performance in 20 years as measured by the Lehman Brothers Aggregate Index. By year's end, the yield on longer dated U.S. Treasury bonds had fallen by 193 basis points to 5.95 percent, the two-year U.S. Treasury notes fell 255 basis points to 5.14 percent and the Treasury yield curve steepened to 81 basis points between 2 years and 30 years.
FUND PERFORMANCE

     For 1995, the Trust had a total return on its net asset value of 32.32 percent as measured by Lipper Analytical Services, Inc. By comparison, Lipper's General Bond Fund returned 20.83 percent. The Trust benefited not only from the general decline in longer dated interest rates but also from the steepening of the yield curve in intermediate maturities. Also helping the Trust's performance was the fact that well structured corporate securities were the best-performing subsector of the fixed-income markets.

     Reflecting the Trust's good performance, the net asset value increased from $12.18 at the end of 1994 to $14.81 at the end of 1995.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment plan available to all registered shareholders of the Trust. Under the plan, the Trust absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Trust. Additional information about the plan is available from the Bank of New York, 1-800-524-4458.

     Also, the Trust has recently adopted a cash purchase plan which permits participants to purchase shares directly from the Plan Agent. For more details, please turn to page 14.

     We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries                 /s/ Calvin J. Pedersen

Francis E. Jeffries, CFA                Calvin J. Pedersen
Chairman                                President and Chief Executive Officer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                     RATINGS*
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S       POOR'S          (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
             / / LONG-TERM INVESTMENTS-- 133.8%
             U.S. GOVERNMENT AGENCY OBLIGATIONS--39.8%
             Government National Mortgage Association
             Pass-Through Certificates
$     4,470  8.00%, 7/15/23.......................................         AAA           Aaa            AAA    $      4,657,608
      9,383  8.00%, 8/15/23.......................................         AAA           Aaa            AAA           9,775,852
      4,536  8.00%, 5/15/24.......................................         AAA           Aaa            AAA           4,725,931
     28,274  8.00%, 6/15/24.......................................         AAA           Aaa            AAA          29,457,551
             U.S. Treasury Bonds
     12,900  10.750%, 2/15/03.....................................         AAA           Aaa            AAA          16,832,436
     25,400  9.375%, 2/15/06......................................         AAA           Aaa            AAA          32,643,064
     40,000  10.375%, 11/15/12....................................         AAA           Aaa            AAA          55,300,000
                                                                                                               ----------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (cost $143,983,156)..................................                                                  153,392,442
                                                                                                               ----------------
             BONDS--94.0%
             FINANCIAL--5.8%
     10,000  American Express Co.
             8.625%, 5/15/22......................................         AA-           A1             A+           10,963,100
     10,000  General Motors Acceptance Corp.
             8.50%, 1/01/03.......................................         A-            A3             A-           11,293,400
                                                                                                               ----------------
                                                                                                                     22,256,500
                                                                                                               ----------------
             INDUSTRIAL--40.4%
     10,000  Atlantic Richfield Co.
             9.875%, 3/01/16......................................         NR            A2             A            13,515,900
     10,000  Caterpillar, Inc.
             9.375%, 3/15/21......................................         A             A2             A            13,160,200
     15,000  Dayton Hudson Corp.
             8.50%, 12/01/22......................................         A+            A3             BBB+         16,176,450
     10,000  Ford Motor Co.
             8.875%, 1/15/22......................................         A+            A1             A+           12,403,900
             Georgia Pacific Corp.
     10,000  9.625%, 3/15/22......................................         BBB           Baa2           BBB-         11,325,000
      3,000  8.625%, 4/30/25......................................         BBB           Baa2           BBB-          3,302,520
     10,000  Occidental Petroleum Corp.
             8.75%, 1/15/23.......................................         BBB+          Baa3           BBB          12,001,700
     15,000  Phillips Petroleum Co.
             8.49%, 1/01/23.......................................         NR            Baa1           BBB          16,902,600
      9,000  Ralston Purina Co.
             8.125%, 2/01/23......................................         BBB+          Baa1           A-            9,872,820

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     RATINGS*
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S       POOR'S          (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
$    10,000  Sears Roebuck and Co.
             9.375%, 11/01/11.....................................         A-            A2             BBB    $     12,275,000
     10,000  Tenneco, Inc.
             9.00%, 11/15/12......................................         BBB-          Baa2           BBB-         11,907,000
             Time Warner Entertainment
      5,000  10.15%, 5/01/12......................................         NR            Baa3           BBB-          6,197,550
      5,000  8.875%, 10/01/12.....................................         NR            Baa3           BBB-          5,664,000
             USX Corp.
      5,000  9.375%, 2/15/12......................................         BBB           Baa3           BB+           5,776,200
      5,000  8.50%, 3/01/23.......................................         BBB           Baa3           BB+           5,363,250
                                                                                                               ----------------
                                                                                                                    155,844,090
                                                                                                               ----------------
             TELEPHONE--9.0%
             AT&T Corp.
      5,000  7.50%, 6/01/06.......................................         AA+           Aa3            AA            5,523,200
      5,000  8.625%, 12/01/31.....................................         AA+           Aa3            AA            5,817,750
     10,000  MCI Communications Corp.
             8.25%, 1/20/23.......................................         A             A2             A-           11,180,500
      5,000  New York Telephone Co.
             8.625%, 11/15/10.....................................         A             A2             A             6,053,750
      5,000  Tele-Communications, Inc.
             9.80%, 2/01/12.......................................         BBB-          Baa3           BBB-          5,995,850
                                                                                                               ----------------
                                                                                                                     34,571,050
                                                                                                               ----------------
             UTILITIES--ELECTRIC--38.8%
     10,000  Arizona Public Service Co.
             8.00%, 2/01/25.......................................         BBB+          Baa1           BBB          10,624,400
     10,000  Boston Edison Co.
             7.80%, 3/15/23.......................................         BBB+          Baa2           BBB           9,886,700
     11,700  Commonwealth Edison Co.
             9.875%, 6/15/20......................................         BBB           Baa2           BBB          14,228,136
      5,000  Connecticut Light & Power Co.
             8.50%, 6/01/24.......................................         NR            Baa1           BBB+          5,604,450
             Dayton Power & Light Co.
      5,000  8.40%, 12/01/22......................................         AA            Aa3            AA-           5,723,150
      6,000  8.15%, 1/15/26.......................................         AA            Aa3            AA-           6,604,680
      3,000  Houston Lighting & Power Co.
             7.75%, 3/15/23.......................................         A+            A2             A             3,201,840
     15,000  Hydro-Quebec
             8.40%, 1/15/22.......................................         AA            A2             A+           17,343,150

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1995

                                                                                     RATINGS*
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S       POOR'S          (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
$     5,000  Illinois Power Co.
             8.00%, 2/15/23.......................................         NR            Baa2           BBB    $      5,059,400
     10,000  Mississippi Power & Light Co.
             8.65%, 1/15/23.......................................         NR            Baa2           BBB          10,726,200
     10,000  Pacific Gas & Electric Co.
             8.25%, 11/01/22......................................         NR            A2             A            11,362,200
     10,000  Peco Energy Co.
             8.25%, 9/01/22.......................................         BBB+          Baa1           BBB+         10,640,800
      5,000  Pennsylvania Power & Light Co.
             8.50%, 5/01/22.......................................         NR            A3             A-            5,506,950
      9,803  Public Service Electric & Gas Co.
             8.50%, 6/01/22.......................................         A             A2             A-           10,469,800
      5,000  Tennessee Valley Authority
             8.625%, 11/15/29.....................................         NR            Aaa            AAA           5,669,900
             Texas Utilities Electric Co.
      5,000  9.750%, 5/01/21......................................         NR            Baa2           BBB+          5,893,300
     10,000  8.875%, 2/01/22......................................         NR            Baa2           BBB+         11,106,900
                                                                                                               ----------------
                                                                                                                    149,651,956
                                                                                                               ----------------
             TOTAL BONDS (cost $333,502,238)......................                                                  362,323,596
                                                                                                               ----------------
             / / SHORT-TERM INVESTMENTS -- 0.7%
             COMMERCIAL PAPER
             Ford Motor Credit Corporation
      2,500  5.928%, 1/04/96
             (cost $2,500,000)....................................                                                    2,500,000
                                                                                                               ----------------
             TOTAL INVESTMENTS--134.5%
             (cost $479,985,394; Note 3)..........................                                                  518,216,038
             Liabilities in Excess of Other
             Assets--(34.5%)......................................                                                 (132,886,843)
                                                                                                               ----------------
             NET ASSETS--100%.....................................                                             $    385,329,195
                                                                                                               ----------------
                                                                                                               ----------------

------------------------------------
NR - Not Rated.
 *   Ratings of issues shown have not been audited by Ernst & Young LLP.


     The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS
Investments, at value (cost $479,985,394)..................  $      518,216,038
Cash.......................................................           1,100,117
Interest receivable........................................          10,209,636
Prepaid assets.............................................              60,943
Deferred organization expenses.............................              20,786
                                                             ------------------
     Total assets..........................................         529,607,520
                                                             ------------------
LIABILITIES
Commercial paper (Note 5)..................................         141,394,920
Investment advisory fee payable (Note 2)...................             158,984
Administrative fee payable (Note 2)........................              47,695
Income dividend payable (Note 1)...........................           2,549,501
Accrued expenses and other liabilities.....................             127,225
                                                             ------------------
     Total liabilities.....................................         144,278,325
                                                             ------------------
NET ASSETS.................................................  $      385,329,195
                                                             ------------------
                                                             ------------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares
  authorized, 26,015,314 shares issued and
  outstanding (Note 6).....................................  $          260,153
Additional paid-in capital.................................         367,430,687
Distributions in excess of net investment income...........          (1,784,163)
Accumulated net realized loss on investment
  transactions.............................................         (18,808,126)
Net unrealized appreciation on investments.................          38,230,644
                                                             ------------------
NET ASSETS.................................................  $      385,329,195
                                                             ------------------
                                                             ------------------
Net asset value per share of common stock:
  ($385,329,195 / 26,015,314 shares of common
  stock issued and outstanding)............................  $            14.81
                                                             ------------------
                                                             ------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Interest income...........................................  $      39,978,089
  Security lending fee income...............................            122,630
                                                              -----------------
     Total investment income................................         40,100,719
                                                              -----------------
EXPENSES
  Investment advisory fee (Note 2)..........................          1,781,484
  Administrative fee (Note 2)...............................            534,445
  Commercial paper usage fee................................            266,984
  Transfer agent's fees and expenses........................            186,549
  Commission expense--commercial paper......................            144,985
  Directors' fees...........................................             68,170
  Custodian fees and expenses...............................             52,755
  Reports to shareholders...................................             36,078
  Audit fee.................................................             33,100
  Registration fees.........................................             32,340
  Insurance.................................................             21,519
  Legal fees................................................             19,723
  Amortization of deferred organization
    expenses (Note 1).......................................              9,993
  Miscellaneous.............................................              9,044
                                                              -----------------
  Total operating expenses (before interest expense)........          3,197,169
  Interest expense--commercial paper (Note 5)...............          8,600,736
                                                              -----------------
     Total expenses.........................................         11,797,905
                                                              -----------------
           Net investment income............................         28,302,814
                                                              -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions..............         (4,787,257)
  Net change in unrealized appreciation on investments......         75,587,484
                                                              -----------------
     Net realized and unrealized gain on investments........         70,800,227
                                                              -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $      99,103,041
                                                              -----------------
                                                              -----------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
     Interest received....................................  $        40,332,178
     Expenses paid........................................           (3,161,346)
     Interest expense paid................................           (8,266,142)
     Purchase of long-term portfolio investments..........          (24,996,190)
     Proceeds from sale of long-term portfolio
       investments........................................           29,031,134
     Purchase of short-term portfolio investments.........          (62,500,000)
     Proceeds from sale of short-term portfolio
       investments........................................           60,000,000
                                                            -------------------
     Net cash provided by operating activities............           30,439,634
                                                            -------------------
Cash flows used for financing activities:
     Expenses resulting from tender offer.................              (21,699)
     Net cash used for commercial paper...................             (775,093)
     Cash dividends paid to shareholders..................          (30,594,023)
                                                            -------------------
     Net cash used for financing activities...............          (31,390,815)
                                                            -------------------
Net decrease in cash......................................             (951,181)
     Cash at beginning of year............................            2,051,298
                                                            -------------------
     Cash at end of year..................................  $         1,100,117
                                                            -------------------
                                                            -------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES
Net increase in net assets resulting from operations......  $        99,103,041
                                                            -------------------
     Decrease in investments..............................            1,534,945
     Net realized loss on investments.....................            4,787,257
     Net change in net unrealized appreciation on
       investments........................................          (75,587,484)
     Decrease in interest receivable......................              236,003
     Increase in commercial paper discount................              334,594
     Accretion of discount................................               (4,544)
     Amortization of deferred organization expenses.......                9,993
     Increase in prepaid assets...........................               (6,265)
     Increase in investment advisory fee payable..........               26,430
     Increase in administrative fee payable...............                7,929
     Decrease in accrued expenses and other liabilities...               (2,265)
                                                            -------------------
           Total adjustments..............................          (68,663,407)
                                                            -------------------
Net cash provided by operating activities.................  $        30,439,634
                                                            -------------------
                                                            -------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE                     FOR THE
                                                                       YEAR ENDED                  YEAR ENDED
                                                                DECEMBER 31, 1995           DECEMBER 31, 1994
                                                           --------------------------  --------------------------
OPERATIONS
  Net investment income..................................      $       28,302,814          $       31,787,847
  Net realized loss on investment transactions...........              (4,787,257)                (14,020,869)
  Net change in unrealized appreciation (depreciation) on
     investments.........................................              75,587,484                 (56,505,983)
                                                           --------------------------  --------------------------
  Net increase (decrease) in net assets resulting from
     operations..........................................              99,103,041                 (38,739,005)
                                                           --------------------------  --------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Dividends from net investment income...................             (28,809,860)                (31,686,602)
  Distributions in excess of net investment income.......              (1,784,163)                         --
                                                           --------------------------  --------------------------
  Net decrease in net assets resulting from dividends and
     distributions.......................................             (30,594,023)                (31,686,602)
                                                           --------------------------  --------------------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Tender offer resulting in the redemption of 1,592,686
     shares of common stock..............................                      --                 (20,641,210)
  Tender offer costs charged to additional paid-in
     capital.............................................                 (21,699)                    (85,792)
                                                           --------------------------  --------------------------
  Net decrease in net assets resulting from capital share
     transactions........................................                 (21,699)                (20,727,002)
                                                           --------------------------  --------------------------
     Total increase (decrease)...........................              68,487,319                 (91,152,609)

NET ASSETS
  Beginning of year......................................             316,841,876                 407,994,485
                                                           --------------------------  --------------------------
  End of year (including undistributed net investment
     income of $694,901 at December 31, 1994)............      $      385,329,195          $      316,841,876
                                                           --------------------------  --------------------------
                                                           --------------------------  --------------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                            FOR THE               FOR THE        FOR THE PERIOD
                                                         YEAR ENDED            YEAR ENDED     JANUARY 29, 1993*
                                                  DECEMBER 31, 1995     DECEMBER 31, 1994     TO DECEMBER 31, 1993
                                                  --------------------  --------------------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $        12.18        $        14.78        $        14.06**
                                                  --------------------  --------------------  --------------------
  Net investment income.........................               1.09                  1.18                  1.08
  Net realized and unrealized gain (loss) on
     investment transactions....................               2.72                 (2.60)                 0.76
                                                  --------------------  --------------------  --------------------
Net increase (decrease) from investment
  operations....................................               3.81                 (1.42)                 1.84
                                                  --------------------  --------------------  --------------------
Dividends from net investment income............              (1.11)                (1.18)                (1.06)
Distributions in excess of net investment
  income........................................              (0.07)                   --                    --
Distributions from realized gains on
  investments...................................                 --                    --                 (0.06)
                                                  --------------------  --------------------  --------------------
Total dividends and distributions...............              (1.18)                (1.18)                (1.12)
                                                  --------------------  --------------------  --------------------
Net asset value, end of period..................     $        14.81        $        12.18        $        14.78
                                                  --------------------  --------------------  --------------------
                                                  --------------------  --------------------  --------------------
Per share market value, end of period***........     $       13.875        $       11.125        $        14.25
                                                  --------------------  --------------------  --------------------
                                                  --------------------  --------------------  --------------------
TOTAL INVESTMENT RETURN+........................              36.21%               (14.19)%                2.33%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses..............................               0.78%****             0.78%****             0.73%++
Commercial Paper expenses.......................               2.52%                 1.46%                   --
Net investment income...........................               7.92%                 8.87%                 7.87%++
SUPPLEMENTAL DATA:
Portfolio turnover..............................                  5%                  149%                  282%
Net assets, end of period (000).................     $      385,329        $      316,842        $      407,994

------------------------------------
   * Commencement of investment operations.
  ** Net of offering costs of $(0.04) and underwriting discount of $(0.90). *** Market value is published in The Wall Street Journal each Monday.
**** Exclusive of commercial paper expenses.
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Brokerage commissions are not reflected.
  ++ Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

    Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Trust') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company. The Trust had no operations until December 15, 1992 when it sold 8,000 shares of common stock for $112,800 to Phoenix Duff & Phelps Corporation. Investment operations commenced on January 29, 1993.

    The Trust's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region.

    On June 14, 1995, Duff & Phelps Investment Management Co. (the 'Adviser') entered into a merger agreement with PM Holdings, Inc. A successor investment advisory agreement was submitted to and approved by Trust shareholders at a special meeting held on September 7, 1995. The merger closed on November 1, 1995.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITIES VALUATION: The Trust values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Trust. Options are valued at the last reported sale price, or if no sales are reported, at the mean between last reported bid and asked prices. Non-exchange traded options are valued using a mathematical model. The relative illiquidity of some securities in the Trust's portfolio may adversely affect the ability of the Trust to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Trust had a capital loss carryforward of $18,803,281 at December 31, 1995, of which, $14,020,869 expires in 2002 and $4,782,412 expires in 2003, if not offset by subsequent capital gains.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: On the statement of assets and liabilities, as a result of permanent book-to-tax differences, distributions in excess of net investment income have been increased by $187,855, accumulated net realized loss on investment transactions has been increased by $152, resulting in an increase to additional paid-in capital of $188,007. These reclassifications have no effect on net assets or net asset value per share.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS: The Trust will declare and pay dividends to shareholders monthly from net investment income. Capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Distributions in excess of net investment income result from temporary book-to-tax differences.

DEFERRED ORGANIZATION COSTS: A total of $50,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of fee income. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust foregoes principal and interest paid on the securities.

NOTE 2.  AGREEMENTS

    The Trust has an Advisory Agreement with the Adviser, a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Princeton Administrators, L.P. (the 'Administrator').

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Trust's average weekly net assets. The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Trust's average weekly net assets, subject to a monthly minimum of $12,500.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

    For the year ended December 31, 1995, the Trust had purchases of $24,427,440 and sales of $26,201,316 of investment securities, other than U.S. Government securities and short-term debt securities having maturities of one year or less.

    The Federal income tax basis of the Trust's investments at December 31, 1995 was $479,990,238, and accordingly, net unrealized appreciation aggregated $38,225,800, of which $38,306,585 related to appreciated securities and $80,785 related to depreciated securities.

    Transactions in options written for the year ended December 31, 1995 were as follows:

                          PRINCIPAL AMOUNT
                             COVERED BY
                              CONTRACT            PREMIUMS
                          ----------------      -----------
Options written.........   $   10,000,000       $    45,313
Options exercised.......      (10,000,000)          (45,313)
                          ----------------      -----------
Options outstanding at
  end of year...........   $            0       $         0
                          ----------------      -----------
                          ----------------      -----------

NOTE 4.  LOANED SECURITIES

    As of December 31, 1995, the Trust's custodian held cash and cash equivalents having an aggregate value of $34,188,254 as collateral for portfolio securities loaned having a market value of $32,643,064.

NOTE 5.  COMMERCIAL PAPER

    As of December 31, 1995, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,394,920. The average discount rate of commercial paper outstanding at December 31, 1995 was 5.61%. The average daily balance of commercial paper outstanding for the year ended December 31, 1995 was $143,000,000 at a weighted average discount rate of 6.01%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Trust entered into a line of credit arrangement with a bank for $75,000,000. During the year ended December 31, 1995, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

    There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at December 31, 1995, Phoenix Duff & Phelps Corporation owned 10,272 shares.

    On August 8, 1994, the Trust's Board of Directors approved a tender offer (the 'Tender Offer') to shareholders to purchase up to 1.5 million shares of outstanding common stock subject to a maximum outlay of $30 million. The offer commenced on August 8, 1994 and expired on September 2, 1994. The Trust received tenders representing 1,592,686 shares of common stock. Pursuant to the terms of the offer, the Trust determined to accept the full amount of 1,592,686 common shares tendered. As a result of the Tender Offer, the Trust purchased 1,592,686 shares for a total of $20,641,210. On September 20, 1995, the Trust's Board of Directors approved the retirement of 1,592,686 shares and the appropriate reduction in the Trust's stated capital.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 7.  QUARTERLY DATA (UNAUDITED)

                                                                                       NET INCREASE
                                                            NET REALIZED AND         (DECREASE) IN NET
                                     NET INVESTMENT      UNREALIZED GAIN (LOSS)    ASSETS RESULTING FROM        DIVIDENDS AND
                                         INCOME              ON INVESTMENTS             OPERATIONS              DISTRIBUTIONS
                       TOTAL     ----------------------  -----------------------  -----------------------  -----------------------
                    INVESTMENT                   PER                      PER                      PER                      PER
QUARTERLY PERIOD      INCOME       AMOUNT       SHARE       AMOUNT       SHARE       AMOUNT       SHARE       AMOUNT       SHARE
------------------  -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
Jan. 1, 1994 to
 Mar. 31, 1994....  $ 9,142,137  $ 8,394,884  $    0.30  $(34,161,297) $   (1.24) $(25,766,413) $   (0.93) $ (5,411,172)    $(0.20)
Apr. 1, 1994 to
 Jun. 30, 1994....    9,859,086    7,948,189       0.29   (22,696,465)     (0.82)  (14,748,276)     (0.54)   (8,116,752)     (0.29)
July 1, 1994 to
 Sep. 30, 1994....   10,711,913    8,081,856       0.31    (9,663,250)     (0.38)   (1,581,394)     (0.07)   (7,960,669)     (0.30)
Oct. 1, 1994 to
 Dec. 31, 1994....   10,114,186    7,362,918       0.28    (4,005,840)     (0.16)    3,357,078       0.12   (10,198,009)     (0.39)
                    -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
                    $39,827,322  $31,787,847  $    1.18  $(70,526,852) $   (2.60) $(38,739,005) $   (1.42) $(31,686,602) $(   1.18)
                    -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
                    -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
Jan. 1, 1995 to
 Mar. 31, 1995....  $10,004,748  $ 7,078,839  $    0.27  $ 19,109,265  $    0.73  $ 26,188,104  $    1.01  $ (5,099,003)    $(0.20)
Apr. 1, 1995 to
 Jun. 30, 1995....   10,026,112    7,027,396       0.27    31,326,869       1.20    38,354,265       1.47    (7,648,508)     (0.29)
July 1, 1995 to
 Sep. 30, 1995       10,053,966    7,097,918       0.27     3,531,173       0.14    10,629,091       0.41    (7,648,505)     (0.30)
Oct. 1, 1995 to
 Dec. 31, 1995       10,015,893    7,098,661       0.28    16,832,920       0.65    23,931,581       0.92   (10,198,007)     (0.39)
                    -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
                    $40,100,719  $28,302,814  $    1.09  $ 70,800,227  $    2.72  $ 99,103,041  $    3.81  $(30,594,023) $(   1.18)
                    -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
                    -----------  -----------  ---------  ------------  ---------  ------------  ---------  ------------  ---------
                             SHARE PRICE
                    ---------------------------
 QUARTERLY PERIOD       HIGH            LOW
------------------  -----------     -----------
Jan. 1, 1994 to
 Mar. 31, 1994....  $    15         $    12 5/8
Apr. 1, 1994 to
 Jun. 30, 1994....       13 1/8          12 1/8
July 1, 1994 to
 Sep. 30, 1994....       12 7/8          11 3/4
Oct. 1, 1994 to
 Dec. 31, 1994....       12 1/8          10 1/4

Jan. 1, 1995 to
 Mar. 31, 1995....  $    12 7/8     $    11
Apr. 1, 1995 to
 Jun. 30, 1995....       13 1/2          12 1/4
July 1, 1995 to
 Sep. 30, 1995           13 5/8          12 1/2
Oct. 1, 1995 to
 Dec. 31, 1995           14 1/8          13 1/4


------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock in the open market.

                       ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Trust. Richard R. Davis, the Trust's President, Chief Executive Officer and Chief Investment Officer, retired on December 21, 1995. Calvin J. Pedersen now serves as President and Chief Executive Officer. Dennis A. Cavanaugh, Senior Vice President, now serves as Chief Investment Officer of the Trust.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Duff & Phelps Utility and Corporate Bond Trust Inc.

     We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 1995, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
January 25, 1996

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Trust's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to Common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of Common Stock of the Trust unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of Common Stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's custodian, as dividend disbursing agent.

     The Plan Agent serves as agent for the Common shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or distribution had been paid in Common Stock issued by the Trust.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $1,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be re-called by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Trust, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Trust shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and Common shareholders who have withdrawn from the Plan may rejoin it at any time.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose Common Stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                                 PROXY RESULTS

At the September 7, 1995 special meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposals. The description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                   SHARES VOTED     SHARES VOTED
                                            SHARES VOTED FOR          AGAINST          ABSTAIN
--------------------------------------------------------------------------------------------------
1. To approve a successor investment
   advisory agreement:                         22,538,552                 419,183          761,404
--------------------------------------------------------------------------------------------------
                                                                                    SHARES VOTED
                                                                   SHARES VOTED        WITHOUT
                                                                        FOR           AUTHORITY
--------------------------------------------------------------------------------------------------
2. To elect one director to serve
   until the Annual Meeting in 1996
   or until his successor is duly
   elected and qualified:                 William W. Crawford          24,396,267          589,189
--------------------------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

None of the ordinary income distributions paid by the Trust during the fiscal year ended December 31, 1995, qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid by the Trust during the year.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

     Listed below are the percentages of total assets of the Trust invested in Federal obligations as of the end of each quarter of the fiscal year:

                                              PERCENTAGE OF
              QUARTER ENDED               FEDERAL OBLIGATIONS*
        --------------------------        ----------------------
        March 31, 1995                            19.53%
        June 30, 1995                             19.77%
        September 30, 1995                        19.58%
        December 31, 1995                         19.78%

     Of the Trust's distributions paid to shareholders from ordinary income during the calendar year ended December 31, 1995, 20.29% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro-rata basis.



------------------------------------
* For purposes of this calculation, Federal obligations include U.S. Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY


                                       19